Comerica Incorporated

Investor Presentation
August 2013

Ralph W. Babb, Jr.
Chairman and CEO

Karen Parkhill
Vice Chairman and CFO

Comerica Bank

Safe Harbor Statement

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on course," "trend," "objective," "looks forward" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including the interest rate policies of the Federal Reserve Board; volatility and disruptions in global capital and credit markets; changes in Comerica's credit rating; the interdependence of financial service companies; changes in regulation or oversight; unfavorable developments concerning credit quality; any future acquisitions or divestitures; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers; the implementation of Comerica's strategies and business models; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; operational difficulties, failure of technology infrastructure or information security incidents; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 13 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2012 and "Item 1A. Risk Factors" beginning on page 68 of the Corporation's Quarterly Report on Form 10-Q for the quarter ended June 30, 2013. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Comerica Bank

2

Well Positioned for the Future

Loans	Expenses	Asset Quality	Capital Manager	Rising Rates
• Positioned in **faster growing markets and industries** • Maintain **pricing & structure discipline**	• Continued **tight expense control** • **Lowest cost deposits** & largest percentage DDA funding vs. peers	• **Strong credit culture** leads to **solid credit metrics** • **Weathered cycle** well relative to peers	• One of the **highest shareholder payouts** in peer group • **Strong capital base;** Well positioned for Basel III capital rules	• **Well positioned** for rising rates • **200 bps increase** in rates expected to result in **11% increase in net interest income**[1]

As of 6/30/13 • [1]Analysis based on non-parallel gradual increase in interest rates over 12 months; For methodology see the Company's Form 10Q for the quarter ended 6/30/13, as filed with the SEC

Comerica Bank

3

Financial Results

	2Q13	1Q13	2Q12
Diluted income per common share[1]	$0.76	$0.70	$0.73
Net interest income	$414	$416	$435
Loan accretion	*7*	*11*	*18*
Provision for credit losses	13	16	19
Noninterest income	208	200	211
Noninterest expenses	416	416	434
Restructuring expenses	--	--	*8*
Net income	143	134	143
Total average loans	$44,893	$44,617	$43,228
Total average deposits	51,448	50,692	48,672
Tier 1 common capital ratio[2]	10.43%	10.37%	10.39%
Basel III Tier 1 common capital ratio[2,3]	10.1%	10.1%	10.0%
Average diluted shares (millions)	*187*	*187*	*194*

$ in millions, except per share data • [1]Calculated using net income attributable to common shares • [2]See Supplemental Financial Data slides for a reconciliation of non-GAAP financial measures • [3]Estimated ratios based on the standardized approach in the final rule and assuming the election to exclude most elements of accumulated other comprehensive income (AOCI)

Comerica Bank

4

Comerica: A Brief Overview

- Among the top 25 U.S. bank holding companies
- $63 billion in assets
- Strong presence in Texas, California and Michigan
- Three primary lines of business: Business Bank, Retail Bank and Wealth Management
- Founded over 160 years ago
- Strong capital position
  - Tier 1 Common Capital Ratio 10.43%[2]


Average Loan Balances¹
California
$13.9
31%
Texas
$10.2
23%
Michigan
$13.6
30%
Other
Markets
$7.2
16%


Average Deposit Balances¹
Other Markets
$5.9
11%
California
$14.7
29%
Finance
& Other
$0.5
1%
Texas
$10.2
20%
Michigan
$20.1
39%

At 6/30/13 • [1]2Q13 balances; $ in billions • [2]See Supplemental Financial Data slides for reconciliation of non-GAAP financial measures

5

Substantial Growth Opportunities in Texas

- Established Texas presence: 1988
- Moved headquarters to Dallas: 2007
- Largest U.S. commercial bank with corporate headquarters in Texas
- Acquisition of Sterling completed July 2011
- Increased deposit share two notches to #9[1] from 2011
- Comerica Texas Economic Activity Index[2] up 45% from cycle low




Average Loan Balances
9.5
9.6
9.8
10.1
10.2
+7%
2Q12
3Q12
4Q12
1Q13
2Q13


Average Deposit Balances
10.2
9.9
9.8
10.0
10.2
--%
2Q12
3Q12
4Q12
1Q13
2Q13

At 6/30/13 • Charts: $ in billions • [1]Source: FDIC June 2012 • [2]May 2013 economic activity index, published July 2013

6

Well Positioned for Growth Opportunities in California

- Established California presence: 1991
- Increased deposit market share from 2011[1]
- Comerica California Economic Activity Index[2] up 47% from cycle low





Average Loan Balances
12.6
12.9
13.3
13.5
13.9
+10%
2Q12
3Q12
4Q12
1Q13
2Q13



Average Deposit Balances
14.1
15.0
15.5
14.4
14.7
+4%
2Q12
3Q12
4Q12
1Q13
2Q13

Charts: $ in billions • [1]Source: FDIC June 2012 • [2]May 2013 economic activity index, published July 2013

Comerica Bank

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Leveraging #2 Deposit Market Share in Michigan

- Established Michigan presence: 1849
- Maintained #2 position in Michigan, with an increased deposit market share from 2011[1]
- Comerica Michigan Economic Activity Index[2] up 74% from cycle low





Average Loan Balances
13.8
13.5
13.4
13.6
13.6
-1%
2Q12
3Q12
4Q12
1Q13
2Q13



Average Deposit Balances
19.3
19.6
20.0
20.2
20.1
+5%
2Q12
3Q12
4Q12
1Q13
2Q13

Charts: $ in billions • [1]Source: FDIC June 2012 • [2]May 2013 economic activity index, published July 2013

Comerica Bank

8

2013 Loan Growth Outpacing Industry and Peer Average 9 1Source: Federal Reserve H.8 as of 6/26/13 ● 2Source: SNL Financial Average Quarterly Total Loan Growth1 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 2Q12 3Q12 4Q12 1Q13 2Q13 Comerica All Commercial Banks -1.3% 0.1% 0 .2% 0.2% 0.2% 0.4% 0.6% 0 .7% 0 .7% 0.8% 0.8% 0.9% FHN SNV MTB KEY ST I RF CMA FITB BB T BOK F ZIO N HBA N Growth in Average Loans2(2Q13 vs. 1Q13) Average: 0.4% Commercial Loans Again Drive Growth:Pace of Decline in CRE Continues to Slow 1.5 2.0 2.1 1.7 1.826.0 26.7 27.5 28.1 28.4 2Q12 3Q12 4Q12 1Q13 2Q13 Mortgage Banker 10 Left chart: $ in millions ● Right charts: $ in billions ● Average loan balances ● 1Primarily loans secured by owner-occupied real estate ● 2Primarily loans to real estate developers +9% Commercial Loan Growth Real Estate Construction & Commercial Mortgage Loans 7.9 8.0 7.8 7.7 7.6 3.5 3.1 3.0 3.0 3.0 11.4 11.1 10.8 10.7 10.6 2Q12 3Q12 4Q12 1Q13 2Q13 Owner-Occupied CRE Developer CRE1 2 Growth Driven by Lower Yielding Commercial Loans(2Q13 vs. 1Q13) -18 46 -20 -2 -206 139 337 276 Consumer loans Residential mortgage loans International loans Lease financing Commercial mortgage loans Real estate construction loans Commercial loans Total loans Yield 3.47 3.29 4.04 3.86

$27.7 $25.8 $22.9 $21.7 $20.3 $20.3 $20.5 $20.3 $19.7 $19.8 $20.4 $22.3 $22.7 $23.7 $24.0 $25.0 $24.3 $25.0 $52.5 $50.5 $48.5 $46.4 $44.9 $44.7 $44.3 $44.5 $44.5 $44.4 $45.0 $46.9 $47.8 $48.5 $49.7 $50.6 $50.9 $51.9 30% 40% 50% 60% 70% 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 Outstandings Commitments Utilization Chart: $ in billions ● 2Q13 compared to 1Q13 ● Average utilization of commercial commitments as a percentage of total commercial commitments at period end  Line utilization of 48.2%, up from 47.7%  Commitments increased almost $1B to $51.9B, highest level since 1Q09  Increased commitments in all major markets and nearly all business lines  Loan pipeline increased to highest level since 1Q12 11 Loan Commitments Continue to Grow:Utilization Rate Holding Steady Commitments and Outstandings Loans by Business and Market 12  Middle Market: Serving companies with revenues generally between $20-$500MM  Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM  Small Business: Serving companies with revenues generally under $20MM Average $ in billions By Line of Business 2Q13 1Q13 2Q12 Middle MarketGeneralEnergyNational Dealer ServicesEntertainmentTech. & Life SciencesEnvironmental Services $13.53.05.10.61.90.8 $13.43.04.90.62.00.8 $13.12.54.30.61.70.6 Total Middle Market $24.9 $24.7 $22.8 Corporate BankingUS BankingInternational 2.71.7 2.81.8 3.01.8 Mortgage Banker Finance 1.8 1.7 1.5 Commercial Real Estate 3.8 3.7 4.3 BUSINESS BANK $34.9 $34.7 $33.4 Small Business 3.6 3.6 3.5 Retail Banking 1.7 1.7 1.8 RETAIL BANK $5.3 $5.3 $5.3 Private Banking 4.7 4.6 4.5 WEALTH MANAGEMENT $4.7 $4.6 $4.5 TOTAL $44.9 $44.6 $43.2 By Market 2Q13 1Q13 2Q12 Michigan $13.6 $13.6 $13.8 California 13.9 13.5 12.6 Texas 10.2 10.1 9.5 Other Markets 7.2 7.4 7.3 TOTAL $44.9 $44.6 $43.2

13 General Middle Market At 6/30/13 ● Charts: $ in billions ● 12Q13 average balance 8.9 8.9 9.2 9.6 9.8 10 .6 10.9 11. 4 11.2 11.2 12 .1 12.7 13 .5 13.5 14. 1 14.6 14.1 13.8 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 Average Loans Average Deposits 16.5 15.9 15.0 14.2 13.6 13.4 13.0 13.0 13.0 13.2 13.1 13.0 13.0 13.1 13.1 13.2 13. 4 13.5 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3  Represents largest segment at 30% of total average loans  Average loans grew in 5 of the last 6 quarters  Commitments up $400M from 1Q13  Pipeline is strong  Average tenure of a relationship manager is 9 years California$4.0B 29% Texas$2.4B 18% Michigan$6.8B 51% Other Markets$0.3B 2% Average Loans by Market1 Mortgage Banker Finance  40+ years’ experience with reputation for consistent, reliable approach  Provide short-term warehouse financing: bridge from origination of residential mortgage until sale into end market  Extensive backroom provides collateral monitoring and customer service  Focus on full banking relationships  Excellent credit quality Average Deposits 198 2 80 319 254 360 481 52 3 551 6 37 513 372 399 4 41 454 49 7 62 5 645 665 1Q09 3Q09 1Q10 3Q10 1Q11 3Q11 1Q12 3Q12 1Q13 563 6 57 504 56 4 425 707 943 1 ,101 566 61 4 923 1,53 5 1,48 3 1,50 7 1,99 6 2,09 4 1,73 7 1,81 5 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 Average Loans Charts: $ in millions 14

National Dealer Services Line of Business 15 Toyota/Lexus18% Honda/Acura 17% Ford 8% GM 9% Chrysler 8% Mercedes 3%Nissan/ Infiniti 7% Other European 9% Other Asian 11% Other210%  65+ years of Floor Plan lending, with over 20 years on a national basis  Top tier strategy  Majority are “Mega Dealer” (five or more dealerships in group)  Excellent credit quality  Robust monitoring of company inventory and performance Geographic DispersionCalifornia 63% Texas 6%Michigan 18% Other 13% 3. 5 3.5 3.5 4.3 4.9 5.1 5.3 2009 2010 2011 2012 1Q13 2Q13 2Q13 Loan Balances Average Period End 1Franchise distribution based on 6/30/13 period-end outstandings ● 2Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans) ●Right chart: $ in billions Franchise Distribution1 Energy 16 Average Loans Average Deposits  30+ years’ experience through the cycles  Focus on middle market companies  Excellent credit quality  Deep relationships with significant ancillary noncredit products Natural Gas Oil Mixed Midstream 20% Service 14% Exploration & Production 66% Charts: $ in millions ● 1Based on 2Q13 period-end loans outstanding 1,81 1 1,65 6 1,46 9 1,32 7 1,29 6 1,14 9 1,19 6 1,26 9 1,42 3 1,45 6 1,63 5 1,94 7 2,30 5 2,45 2 2,64 1 2,85 1 3,00 2 2,95 1 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 67 71 84 107 152 233 430 444 50 1 493 492 865 686 567 533 512 411 48 8 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 Diverse Customer Base1

Technology and Life Sciences  20+ year history  Products and services tailored to meet the needs of emerging technology and life science companies throughout their lifecycle  Strong relationships with top-tier investors  National business headquartered in Palo Alto, CA, operating from 13 offices in the U.S. and Toronto  Top notch relationship managers with extensive industry expertise Average Loans Average Deposits 1,71 6 1,52 1 1,37 1 1,28 0 1,09 8 1,14 7 1,12 0 1,16 2 1,19 3 1,21 7 1,34 6 1,51 7 1,64 3 1,65 9 1,83 1 1,88 6 2,00 8 1,91 3 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 2,64 9 2,72 7 2,85 6 3,19 8 3,26 9 3,42 4 3,34 5 3,49 8 3,73 0 4,11 6 4,23 1 4,44 0 4,70 3 5,06 5 5,20 8 5,16 6 5,02 6 4,99 6 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 At 6/30/13 ● Charts: $ in millions 17 18 6,84 3 6,65 2 6,36 5 6,04 5 5,74 4 5,37 4 5,09 6 4,75 4 4,42 8 4,03 4 4,43 6 4,57 7 4,36 5 4,30 5 3,92 4 3,72 7 3,69 3 3,79 1 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 Commercial MortgagesReal Estate ConstructionCommercial & Other  160+ years experience with focus on well-established developers, primarily in our footprint  Provides construction and mini-perm mortgage financing  Real Estate Construction average loans up $102MM from 1Q13 4,228 4,248 4,345 4,655 4,703 2Q12 3Q12 4Q12 1Q13 2Q13 +11% At 6/30/13 ● Charts: $ in millions ● 1Includes CRE line of business loans not secured by real estate ● 2Based on period-end commitments CRE Line of BusinessAverage Loans CRE Commitments2 Commercial Real Estate Line of Business 1

Shared National Credit Relationships

- Approximately 870 borrowers
- Strategy: Pursue full relationships with ancillary business
- Comerica is agent for approximately 18%
- Adhere to same credit underwriting standards as rest of loan book
- Credit quality mirrors total portfolio



June 30, 2013: $9.2B
Environmental Services $0.3B 3%
Mortgage Banker $0.2B 2%
Commercial Real Estate $0.6B 7%
Entertainment $0.2B 2%
Energy $2.6B 29%
Corporate $2.5B 27%
Tech. & Life Sciences $0.2B 2%
National Dealer $0.4B 4%
General $2.2B 24%
= Total Middle Market (64%)

Period-end outstandings as of 6/30/13 • Shared National Credit (SNC): Facilities greater than $20 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level

Comerica Bank

19

Highly Liquid, Highly Rated Securities Portfolio



Mortgage-backed Securities (MBS) Portfolio of $9.3B at 6/30/13
10-Year agency Pass-Through $0.1B 1%
15-Year agency Pass-Through $4.1B 44%
Agency CMO $5.0B 54%
Other (PT & ARM) $0.1B 1%
Average MBS Portfolio for 2Q13: $9.4B

MBS Portfolio Key Metrics:

- Portfolio size fluid depending on deposit and loan growth expectations as well as yields available for MBS
- Duration of 4.1 years[1]
  - Duration extends to 5.1 years under a 200 bps instantaneous rate increase[1]
- Net unrealized pre-tax gain $10MM, down $219MM (after-tax impact to AOCI $139MM)
- Unamortized premium of about $80MM
- Expect prepayments of $500MM-$600MM for 3Q13[2]

At 6/30/13 • Excludes auction-rate securities • Residential mortgage-backed securities issued and/or guaranteed by U.S. government agencies or U.S. government-sponsored enterprises • [1]Estimated as of 6/30/13 • [2]Outlook as of 7/16/13. Prepayments include both scheduled principal amortization and mortgage prepayments

Comerica Bank

20

54.1 6 3.7 64.4 70 .5 70.8 82.9 86 .6 93.0 94. 8 105 .9 RF HBA N KEY FITB BB T STI BOK F FHN ZIO N CMA 12 13 14 23 23 24 25 26 26 28 CMA ZIO N RF FITB ST I BBT FHN HBA N KEY BOK F Growing Deposit Base: Provides Low Cost Funding 21 Total Average Deposit Growth(2Q13 vs. 1Q13) Deposits Per Branch2 Interest Costs on Total Deposits3 Source: SNL Financial ● 1$ in billions ● 2$ in millions at 6/30/13. Excludes MTB and SNV, as amounts were not available as of 8/7/13 ● 3In basis points. 2Q13 interest incurred on deposits as a percent of average deposits. Excludes MTB and SNV as amounts were not available as of 8/7/13 -0.9% -0.4% -0.3% 0.4% 0.6% 1.3% 1.5% 1.8% 2.8% 3.5 % BOK F RF STI FHN BBT HBA N SNV ZIO N CMA MTB KE Y FITB Average Deposit Growth1 48.7 49.9 51.3 50.7 51.4 2Q12 3Q12 4Q12 1Q13 2Q13 -2.6% -1.3%+6% Growing Average Noninterest-Bearing Deposits Government Card Programs 22  #1 prepaid card issuer1 in US  Service 32 state and local government benefit programs  Service US Treasury DirectExpress Program:• Exclusive provider of prepaid debit cards with a contract through January 2015• Over 4.5 million cards registered• Phasing out checks2As of 5/1/11, new benefit recipientsAs of 3/1/13, current check recipients• 95% of Direct Express card holders report they are satisfied3• Nearly 8MM monthly benefit checks eliminated, resulting in significant taxpayer savings4185 290 532 650 720 948 1,128 1,214 2007 2008 2009 2010 2011 2012 1Q13 2Q13 US Treasury ProgramState Card Programs At 6/30/13 ● Chart: $ in millions ● 1Source: the Nilson Report July 2013 ● 2Final rule announced 12/22/10 ● 3Based on a June 2012 survey. Source: U.S. Department of the Treasury ● 4Checks eliminated since December 2010. Source: U.S. Department of the Treasury

Deposits by Business and Market 23  Middle Market: Serving companies with revenues generally between $20-$500MM  Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM  Small Business: Serving companies with revenues generally under $20MM Average $ in billions By Line of Business 2Q13 1Q13 2Q12 Middle MarketGeneralEnergyNational Dealer ServicesEntertainmentTech. & Life SciencesEnvironmental Services $13.80.50.20.15.00.2 $14.10.40.20.15.00.2 $13.50.60.20.15.10.1 Total Middle Market $19.8 $20.0 $19.6 Corporate BankingUS BankingInternational 2.61.6 2.31.5 1.71.4 Mortgage Banker Finance 0.7 0.6 0.5 Commercial Real Estate 1.3 1.2 1.0 BUSINESS BANK $26.0 $25.6 $24.2 Small Business 2.7 2.6 5.9 Retail Banking 18.5 18.4 14.6 RETAIL BANK $21.2 $21.0 $20.5 Private Banking 3.7 3.7 3.6 WEALTH MANAGEMENT $3.7 $3.7 $3.6 Finance/ Other 0.5 0.4 0.4 TOTAL $51.4 $50.7 $48.7 By Market 2Q13 1Q13 2Q12 Michigan $20.1 $20.2 $19.3 California 14.7 14.4 14.1 Texas 10.2 10.0 10.2 Other Markets 5.9 5.7 4.7 Finance/ Other 0.5 0.4 0.4 TOTAL $51.4 $50.7 $48.7 Why is Comerica Asset Sensitive?  ~85% of loans are floating rate with ~75% LIBOR based (primarily 30-day LIBOR)  ~15% of loans are fixed rate  <10% of loans have rate floors  200 basis points annual rate increase equates to ≈$187MM expected increase in net interest income2 Noninterest-Bearing as a Percentof Total Deposits3 25.1% 25.8% 27.1% 29.1% 29.8% 31.9% 32.2% 36.6% 36.7% 36.8% 39.6% 42.7 % SNV BBT FHN HBAN STI RF FITB BOKF MTB KEY ZION CMA Source: SNL Financial ● At 6/30/13 ● 1Excludes BBT, FHN, MTB & ZION as amounts were not available as of 8/7/13 ●2Analysis based on non-parallel gradual increase in interest rates over 12 months; For methodology see the Company’s Form 10Q for the quarter ended 6/30/13, as filed with the SEC. ● 3Average balances Large Proportion of C&I Loans1 Faster Re-pricing or Maturity Date Comerica’s Loan Portfolio 0% 20% 40% 60% 80% 100% CMA FHN KEY RF FITB MTB HBAN STI BOKF ZION SNV BBT Less Than 3 Months Greater Than 3 Months 24 0% 20% 40% 60% 80% 100% CMA BOKF KEY FITB STI HBAN RF SNV C&I Commercial RE All Other

747 692 541 515 471 667 647 629 617 613 2Q12 3Q12 4Q12 1Q13 2Q13 Nonperforming Loans Allowance for Loan Losses 45 43 37 24 17 2Q12 3Q12 4Q12 1Q13 2Q13 Continued Solid Credit Quality 25 1$ in millions ● 2Watch list is generally consistent with regulatory defined Special Mention, Substandard and Doubtful (nonaccrual) loans● 3Quarterly allowance for loan losses as divided by the last twelve months of net loan charge-offs Allowance to NPL Coverage1 3,835 3,653 3,088 3,110 2,886 2Q12 3Q12 4Q12 1Q13 2Q13 Net Loan Charge-offs1 294% 335% 370% 414% 507% 2Q12 3Q12 4Q12 1Q13 2Q13 Allowance Coverage Ratio for LTM of Net Loan Charge-offs3 Watch List2 Continues to Trend Down1 Left chart: Source: SNL Financial ● Right chart: $ in millions ● 2Q13 compared to 1Q13 Nonperforming Assets of $500MM, a $55MM decrease, included:• Nonaccrual loans decreased $45MM • Foreclosed Property decreased to $29MM Troubled Debt Restructurings (TDRs) of $223MM, included:• $78MM Performing Restructured• $21MM Reduced Rate • $124MM Nonaccrual TDR 26 Strong Credit Culture 814 755 595 555 5001.85 1.71 1.29 1.23 1.10 2Q12 3Q12 4Q12 1Q13 2Q13 Nonperforming Assets as aPercentage of Total Loans + ORE 0 2 4 6 2008 2009 2010 2011 2012 1Q13 2Q13 Peer Range Peer Group Average CMA NCO Ratio: Lower Then Peer Average2 Weathered cycle well relative to peers:• Consistent credit underwriting policies• Positive credit migration reflected in loan yields• Credit metrics currently within historical normal range Nonperforming Assets

Allowance Coverage Reflects Loan Mix 27 2.16% 2.12% 1.95% 1.74% 1.70% 1.69% 1.64% 1.61% 1.59% 1.58% 1.41% 1.35 % RF ZION FITB HBAN SNV STI KEY BBT BOKF FHN MTB CMA Allowance for Loan Losses as a Percentage of Total Loans 112% 112% 90% 80% 78% 54% 39% 30% KEY CMA ZION MTB BBT STI RF SNV Allowance for Loan Losses to NPLs2 ALLL to loans ratio reflects our large proportion of commercial loans and solid credit quality  Typically troubled commercial loans are carried as NPLs, whereas troubled consumer loans are charged-off  This results in a higher ALLL to NPLs and a lower ALLL to Loans ratio for CMA Large Proportion of C&I Loans1 0% 20% 40% 60% 80% 100% CMA BOKF KEY FITB STI HBAN RF SNV C&I Commercial RE All Other At 6/30/13 ● Source: SNL Financial ● 1Excludes BBT, FHN, MTB, & ZION as amounts were not available as of 8/7/13 ●2Excludes BOKF, FHN, FITB, & HBAN as amounts were not available as of 8/7/13. NPLs = the sum of nonaccruing and renegotiated loans Relatively Stable Net Interest Income:Contribution from Accretion Continues to Decline 28 Chart: $ in millions ● Table: 2Q13 compared to 1Q13 ● 1Outlook as of 7/16/13 Net Interest Income Net interest income and rate NIM: $416MM 1Q13 2.88% +4MM 1 more day in quarter -- +2MM Loan growth -- +1MM Lower funding costs +0.01 - 4MM Accretion on acquired portfolio -0.03 - 4MM Loan portfolio dynamics -0.02 - 1MM Securities portfolio dynamics -- -- Excess liquidity -0.01 $414MM 2Q13 2.83% FY13 Expected Accretion1 of $25MM - $30MM 417 412 411 405 407 18 15 13 11 7 435 427 424 416 414 3.10 2.96 2.87 2.88 2.83 2Q12 3Q12 4Q12 1Q13 2Q13 Accretion NIM

Focus on Growing Noninterest Income

Fee Income Growth Opportunities

Challenges to Fee Income



Service Charges on Deposit Accounts
1Q 2Q 3Q 4Q
208
+4%
214
108
52
53
51
52
52
53
53
56
53
55
2011
2012
2013



Letter of Credit Fees
1Q 2Q 3Q 4Q
73
-3%
71
32
18
19
18
18
17
19
18
17
16
16
2011
2012
2013



Fiduciary Income
1Q 2Q 3Q 4Q
151
+5%
158
87
36
37
39
39
42
39
39
38
44
43
2011
2012
2013



Card Fees
1Q 2Q 3Q 4Q
58
-20%
47
25
11
17
15
15
12
12
12
11
13
12
2011
2012
2013

$ in millions

Comerica Bank

29

Focus on Growing Noninterest Income



Noninterest Income Growth[1]
(2Q13 vs. 1Q13)
Average: 0.1%
5.1%
4.6%
4.5%
2.5%
1.9%
0.6%
-0.3%
-0.6%
-1.4%
-2.2%
-4.5%
-8.6%
FITB
BBT
CMA
ZION
MTB
RF
STI
SNV
HBAN
KEY
BOKF
FHN

Collaboration Opportunity:

- Strategic initiative focused on referral opportunities between our business lines
  - Personal Banking to Small Business
  - Middle Market to Wealth Management
- Gaining momentum and exceeding goals

Network Interchange Fees[2]:

- 1H13 debit card network interchange fees were about $11MM
- Timing and ultimate impact from July court ruling on Durbin unknown

[1]Source: SNL Financial. Noninterest Income = Total noninterest revenues, excluding only gains from securities transactions (if reported) and nonrecurring items • [2]Network interchange fees are included in card fees and other noninterest income on the income statement

Comerica Bank

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Disciplined Expense Management

- **Efficiency improvements**
  - Vendor consolidation
  - Selective outsourcing
  - Leverage technology
- **Assisting in offsetting headwinds**
  - Low rate environment
  - Pension
  - Healthcare
  - Regulatory



Noninterest Expense
Restructuring
434
449
427
416
416
426
424
425
416
416
-4%
2Q12
3Q12
4Q12
1Q13
2Q13



Assets Per Employee Compared to Peers
CMA $7,050
STI $6,548
FITB $5,997
KEY $5,964
BOKF $5,902
FHN $5,850
SNV $5,589
BBT $5,395
ZION $5,288
RF $5,010
HBAN $4,617

At 6/30/13 • Left chart: $ in millions • Right chart: $ in thousands. Source: SNL Financial. Excludes MTB as amounts were not available as of 8/7/13

Comerica Bank

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Continued Strong Shareholder Payout

2013 Capital Plan target[1]:
- Up to $288MM share repurchase over four quarters (2Q13 through 1Q14)
- 2Q13 1.9MM shares repurchased ($72MM)

Historical Average Shareholder Payout of 77% of annual earnings



Shares Repurchased
Dividend
83%
59%
34%
36%
62%
91%
57%
96%
104%
86%
143%
47%
79%
77%
72%
35%
34%
34%
34%
45%
56%
53%
47%
43%
43%
57%
19%
21%
24%
22%
'97
'98
'99
'00
'01
'02
'03
'04
'05
'06
'07
'11
'12
1Q13
2Q13

[1]Outlook as of 7/16/13

Comerica Bank

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Efficiency Ratio and ROA Goals



Efficiency Ratio
59%
66%
69%
67%
72%
69%
68%
66%
20 year average: 59%
Long-Term Goal:
Below 60%
2007 2008 2009 2010 2011 2012 1Q13 2Q13



Return on Average Assets (ROA)
1.17%
20 year average: 1.18%
0.33%
0.03%
0.50%
0.69%
0.83%
0.84%
0.90%
Long-Term Goal:
Above 1.30%
2007 2008 2009 2010 2011 2012 1Q13 2Q13

Goal as of 8/9/13

33

Factors Expected to Drive Long-Term Efficiency Ratio Goal



Efficiency Ratio: 69%
2012
Expense Growth of 0 - 2%
• Continued focus on operating leverage
Fee Income Growth of 2 - 4%
• Increase cross-sell penetration
• Collaboration between businesses
Loan Growth of 3 - 5%
Focused growth:
• Target markets
• Allocation of resources to faster growing businesses
• Relationship driven
Fed Funds
≈1%
≈2%
Normal (≈3.5%)
• Normalized rates not necessary to reach long-term goal
Efficiency Ratio: <60%
Long-Term Goal[1]

[1]Goal as of 8/9/13

34

Holding Company Debt Ratings

	Senior Unsecured/Long-Term Issuer Rating	S&P	Moody's	Fitch	DBRS
Peer Banks	BB&T	A-	A2	A+	A (high)
	Comerica	**A-**	**A3**	**A**	**A**
	BOK Financial	A-	A2	A	A (low)
	M&T Bank	A-	A3	A-	A (low)
	KeyCorp	BBB+	Baa1	A-	BBB (high)
	SunTrust	BBB	Baa1	BBB+	A (low)
	Fifth Third	BBB	Baa1	A-	A (low)
	Huntington	BBB	Baa1	BBB+	BBB
	First Horizon National Corp	BBB-	Baa2	BBB-	
	Regions Financial	BBB-	Ba1	BBB-	BBB
	Zions Bancorporation	BBB-	Ba1	BBB-	BBB (low)
	Synovus Financial Corp	BB-	B1	BB	
Large Banks	Wells Fargo & Company	A+	A2	AA-	AA
	U.S. Bancorp	A+	A1	AA-	AA
	JP Morgan	A	A2	A+	A (high)
	PNC Financial Services Group	A-	A3	A+	A (high)
	Bank of America	A-	Baa2	A	A

As of 8/5/13 • Source: SNL Financial • Debt Ratings are not a recommendation to buy, sell, or hold securities

Comerica Bank

35

Supplemental Financial Data

Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions)

	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12
Tier 1 and Tier 1 common capital[1]	6,800	6,748	6,705	6,685	6,676
Risk-weighted assets[1]	65,220	65,099	66,115	64,486	64,244
Tier 1 and Tier 1 common capital ratio	***10.43%***	***10.37%***	***10.14%***	***10.37%***	***10.39%***
Total shareholders' equity	$6,911	$6,988	$6,942	$7,084	$7,028
Less: Goodwill	635	635	635	635	635
Less: Other intangible assets	20	21	22	25	28
Tangible common equity	$6,256	$6,332	$6,285	$6,424	$6,365
Total assets	$62,947	$64,885	$65,069	$63,000	$62,380
Less: Goodwill	635	635	635	635	635
Less: Other intangible assets	20	21	22	25	28
Tangible assets	$62,292	$64,229	$64,412	$62,340	$61,717
Tangible common equity ratio	***10.04%***	***9.86%***	***9.76%***	***10.30%***	***10.31%***

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with bank regulations. The tangible common equity ratio removes preferred stock and the effect of intangible assets from capital and the effect of intangible assets from total assets.

The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.

[1]Tier 1 Capital and risk-weighted assets as defined and calculated in accordance with regulation.

Comerica Bank

36

Supplemental Financial Data

Tier 1 Common Equity under Basel III ($ in millions)

Basel III Tier 1 Common Capital Ratio

	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12
Tier 1 common capital	$6,800	$6,748	$6,705	$6,685	$6,676
Basel III adjustments[2]	--	(1)	(39)	(17)	(35)
Basel III Tier 1 common capital[2]	$6,800	$6,747	$6,666	$6,668	$6,641
Basel III adjustments[3]	(537)	(409)	(413)	(253)	(301)
Basel III Tier 1 common capital[3]	$6,263	$6,338	$6,253	$6,415	$6,340
Risk-weighted assets[1]	$65,220	$65,099	$66,115	$64,486	$64,244
Basel III adjustments[2]	2,091	1,996	1,854	2,313	2,329
Basel III risk-weighted assets[2]	$67,311	$67,095	$67,969	$66,799	$66,573
Tier 1 common capital ratio	10.4%	10.4%	10.1%	10.4%	10.4%
Basel III Tier 1 common capital ratio[2]	10.1%	10.1%	9.8%	10.0%	10.0%
Basel III Tier 1 common capital ratio[3]	9.3%	9.4%	9.2%	9.6%	9.5%

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with bank regulations. The Basel III Tier 1 common capital ratio further adjusts Tier 1 common capital and risk-weighted assets to account for the final rule approved by U.S. banking regulators in July 2013 for the U.S. adoption of the Basel III regulatory capital framework. The final Basel III capital rules are effective January 1, 2015 for banking organizations subject to the standardized approach.

The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.

[1]Tier 1 Capital and risk-weighted assets as defined in accordance with regulation.

[2]Estimated ratios based on the standardized approach in the final rule for the U.S. adoption of the Basel III regulatory capital framework and assuming the election to exclude most elements of AOCI.

[3]Estimated ratios based on the standardized approach in the final Basel III capital rules, assuming no election to exclude most elements of AOCI.

Comerica Bank

37

Comerica Bank